                                                                  EXECUTION COPY

                                                                    EXHIBIT 10.2

                       NINTH AMENDMENT TO CREDIT AGREEMENT

                  NINTH AMENDMENT TO CREDIT AGREEMENT, dated as of March 31, 2004 (this "Amendment"), in respect of the Uncommitted Amended and Restated Credit Agreement, dated as of July 1, 2002 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement"; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement") among ATMOS ENERGY MARKETING, LLC (formerly known as Woodward Marketing, L.L.C.), a Delaware limited liability company (the "the Borrower"), the financial institutions from time to time parties thereto (the "Banks"), FORTIS CAPITAL CORP., a Connecticut corporation ("Fortis"), as a Bank, an Issuing Bank, Collateral Agent and Administrative Agent for the Banks, and BNP PARIBAS, a bank organized under the laws of France ("BNP Paribas"), as a Bank, an Issuing Bank and Documentation Agent.

                  WHEREAS, the parties hereto desire to amend the Existing Credit Agreement (i) to increase the Line Portion of Natexis Banques Populaires, New York Branch ("Natexis"), and (ii) otherwise, as more fully set forth herein;

                  NOW, THEREFORE, in consideration of premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms defined in the Existing Credit Agreement are used herein as therein defined.

                  2. Amendments to Existing Credit Agreement. The Existing Credit Agreement is hereby amended as follows:

                  (a) The definition of "Adjusted Pro Rata Share" set forth in
Section 1.01, Certain Defined Terms, is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                  "'Adjusted Pro Rata Share' means, as to any Bank at any particular time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of (a) an amount equal to such Bank's Effective Amount plus, in the case of any Swap Bank, the amount of advances made in excess of the Borrowing Base Advance Cap to fund Obligations of the Borrower under Swap Contracts, divided by (b) the combined total of the Effective Amount of all the Banks plus, in the case of any Swap Bank, the amount of advances made in excess of the Borrowing Base Advance Cap to fund Obligations of the Borrower under Swap Contracts."

                  (b) The definition of "Expiration Date" in Section 1.01, Certain Defined Terms, is hereby amended by deleting the date "March 31, 2004" in subsection (a) and substituting in lieu thereof "March 31, 2005".

                  (c) The definition of "Maturity Date" in Section 1.01, Certain Defined Terms, is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following new definition:

                  "'Maturity Date' means June 30, 2005".

                  (d) The definition of "Pro Rata Share" set forth in Section 1.01, Certain Defined Terms, is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                  "'Pro Rata Share' means, as to any Bank at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Bank's total Effective Amount divided by the combined total Effective Amount of all Banks."

                  (e) The definition of "Required Banks" set forth in Section 1.01, Certain Defined Terms, is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                  "'Required Banks' means, at any time, Banks holding at least two-thirds of all the Effective Amount."

                  (f) The definition of "Responsible Officer" set forth in
Section 1.01, Certain Defined Terms, is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                  "'Responsible Officer' means the chief executive officer and the president of the Borrower or, with respect to financial matters, the chief financial officer of the Borrower, or such other officer of the Borrower that is acceptable to the Agents in their sole discretion."

                  (g) Section 2.01(b), Advances Related to the Swap Contracts, is hereby deleted in its entirety and the following new Section 2.01(b) is inserted in lieu thereof:

                  (b) Advances Related to the Swap Contracts. In addition to advances requested from time to time by the Borrower, in the event that either (i) any amounts owing to any Swap Bank or any of its Affiliates under any Swap Contract are not paid within two (2) Business Days after such obligation arises, then such Swap Bank shall notify the Administrative Agent of such failure to pay and the Administrative Agent (without the necessity of any instructions or request from the Borrower) shall make a Revolving Loan in accordance with the provisions of Section 2.03 of this Agreement under the Borrowing Base Line for any amounts due by the Borrower to such Swap Bank or any of its Affiliates under any Swap Contract, and then apply the proceeds of such advance to pay to such Swap Bank or any of its Affiliates all amounts owed to such Person under such Swap Contract. Upon making any such Revolving Loan, the Administrative Agent shall send notice of such Revolving Loan to the Borrower and the Banks. Any such advance shall initially be a Base Rate Loan. In the event that any such advance made to fund such Swap Bank or any of its Affiliates results in an advance in excess of the Borrowing Base Advance Cap, the Banks shall have no duty to fund their pro rata share of any excess resulting from such advance made to repay amounts owing to such Swap Bank or any of its Affiliates under any Swap Contract, but such Swap Bank's or any of its Affiliates' outstandings hereunder shall be deemed to be increased by the amount of such excess. In the event any advance described above does exceed the Borrowing Base Advance Cap, the Borrower shall pay to the Administrative Agent, for the benefit of such Swap Bank or any of its Affiliates, the amount of such excess, together with interest thereon, within one (1) Business Day after the date of such advance and, notwithstanding anything to the contrary herein, the Banks shall not share in such payment.

                  THE BORROWER ACKNOWLEDGES AND AGREES THAT THE BANKS HAVE ABSOLUTELY NO DUTY TO FUND ANY REVOLVING LOAN REQUESTED BY THE BORROWER BUT WILL EVALUATE EACH LOAN REQUEST AND IN EACH BANK'S ABSOLUTE AND SOLE DISCRETION WILL DECIDE WHETHER TO FUND SUCH LOAN REQUEST. THE BORROWER FURTHER ACKNOWLEDGES AND AGREES THAT THE SWAP BANKS HAVE ABSOLUTELY NO DUTY TO ENTER INTO ANY SWAP CONTRACT, AND THE ENTERING INTO OF ANY SWAP CONTRACT SHALL BE AT THE ABSOLUTE AND SOLE DISCRETION OF THE SWAP BANKS.

                  (h) Section 2.05, Optional Prepayments, is hereby amended by deleting the first use of the word "The" and inserting in lieu thereof, "Subject to Section 2.14, the".

                  (i) Section 2.14 of the Existing Credit Agreement, The Election of Approving Banks to Continue Funding, is hereby deleted in its entirety and the following new Section 2.14 is inserted in lieu thereof:

                  "2.14 The Election of Approving Banks to Continue Funding. If on any Business Day one or more Banks (the "Declining Bank" or "Declining Banks" in respect of such Conversion to Reduced Funding Banks Date) provides the Administrative Agent with, and the Administrative Agent has actually received, a written notice in the form of Exhibit H for reasons other than a Default and the other Bank or Banks do approve further Revolving Loans (including the conversion and extension of such Revolving Loans) or the further issuances of, extensions of, the automatic renewal of or amendments to Letters of Credit, the Administrative Agent shall notify the Banks by 6:00 p.m. (New York City time) that same day. If the Bank or Banks which are not the Declining Banks desire, they may (on a pro rata basis, based on the Uncommitted Line Portion of all Banks that have elected to continue funding, as adjusted after such Conversion to Reduced Funding Banks Date, after which such date the Uncommitted Line Portion of all Declining Banks shall be reduced to zero) make the full or partial amount of such requested Revolving Loan or issue or amend the requested Letter of Credit irrespective of the Declining Banks' disapproval (in such case, the Banks that elect to continue funding shall be referred to as the "Approving Banks" in respect of such Conversion to Reduced Funding Banks Date). In such event, from each such date (each, a "Conversion to Reduced Funding Banks Date") forward (or until the next Conversion to Reduced Funding Banks Date, if any, at which time one or more Banks that had been Approving Banks may become a Declining Bank), all subsequent Revolving Loans and Issuances of Letters of Credit or Amendments to Letters of Credit (subject to
         Section 11.01) that increase the face amount of a Letter of Credit or extend the term of a Letter of Credit shall be made unilaterally by the Approving Banks in respect of such Conversion to Reduced Funding Banks Date and no Letter of Credit thereafter Issued shall be participated in by the Declining Banks in respect of such Conversion to Reduced Funding Banks Date.

                  Notwithstanding the foregoing, however, for purposes of allocating repayments prior to the occurrence of a Default hereunder, the Adjusted Pro Rata Share of each Bank, with respect to Loans and Letters of Credit outstanding on a specified Conversion to Reduced Funding Banks Date shall remain fixed at the percentage held by such Bank the day before such specified Conversion to Reduced Funding Banks Date, without respect to any changes which may subsequently occur in such Bank's Pro Rata Share (prior to the next Conversion to Reduced Funding Banks Date) except that in the event that Obligations become owing to any Swap Bank and its Affiliates after such date pursuant to Swap Contracts as a result of contracts or transactions existing on such specified Conversion to Reduced Funding Banks Date, the Adjusted Pro Rata Share of each Bank shall be recalculated to account for the increase in Obligations that have become owing to such Swap Bank or its Affiliates until such time, if any, that all Declining Banks are fully repaid. Upon the occurrence of the first Conversion to Reduced Funding Banks Date and thereafter, prepayments of all outstanding Loans shall be applied to the Loans with the earliest advance date, notwithstanding the tenor of the Loans. Upon the occurrence of a Default and thereafter, repayments shall be allocated according to the Adjusted Pro Rata Share of the outstanding balances held by the Banks on the date of Default except that in the event that Obligations become owing to any Swap Bank or its Affiliates after such date pursuant to Swap Contracts as a result of contracts or transactions existing on the date of such Default, the Adjusted Pro Rata Share of each Bank shall be recalculated to account for the increase in Obligations owing to such Swap Bank or its Affiliates."

                  (j) Section 11.01 of the Existing Credit Agreement, Amendments and Waivers, is hereby amended by inserting the following proviso immediately after the proviso in the second sentence:

                  "; provided, further, that from each Conversion to Reduced Funding Banks Date forward (or until the next Conversion to Reduced Funding Banks Date, if any, at which time one or more Banks that had been Approving Banks may become a Declining Bank), (i) all amendments to any Letter of Credit that is issued after such Conversion to Reduced Funding Banks Date that increase the face amount of such Letter of Credit or extend the term of such Letter of Credit shall be made unilaterally by the Approving Banks in respect of such Conversion to Reduced Funding Banks Date, and (ii) there shall be no amendments to any Letter of Credit that was issued before such Conversion to Reduced Funding Banks Date that increases the face amount of such Letter of Credit or extends the term of such Letter of Credit"

                  (k) Schedule 2.01 of the Existing Credit Agreement is hereby deleted in its entirety and the new Schedule 2.01 attached to this Amendment as Exhibit A is inserted in lieu thereof.

                  3. Representations. To induce the Administrative Agent and the Banks to enter into this Amendment, the Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on even date herewith, and further represents and warrants that (a) no material adverse change has occurred in the financial condition or business prospects of the Borrower since the date of the last financial statements delivered to the Administrative Agent and the Banks,
(b) no Default or Event of Default has occurred and is continuing, and (c) the Borrower is fully authorized to enter into this Amendment. THE BORROWER ACKNOWLEDGES THAT THE CREDIT AGREEMENT PROVIDES FOR A CREDIT FACILITY THAT IS COMPLETELY OPTIONAL ON THE PART OF THE BANKS AND THAT THE BANKS HAVE ABSOLUTELY NO DUTY OR OBLIGATION TO ADVANCE ANY REVOLVING LOAN OR TO ISSUE ANY LETTER OF CREDIT. BORROWER REPRESENTS AND WARRANTS TO THE BANKS THAT BORROWER IS AWARE OF THE RISKS ASSOCIATED WITH CONDUCTING BUSINESS UTILIZING AN UNCOMMITTED FACILITY.

                  4. Conditions Precedent. This Amendment shall become effective on the first date (the "Effective Date") on which each of the following conditions precedent shall have been satisfied:

                  (a) Fees and Expenses. The Agents and the Banks shall have received payment of all fees and expenses owed to them by the Borrower as of the Effective Date,

                  (b) Delivered Documents. On the Effective Date, the Administrative Agent shall have received executed originals of:

                  (i) this Amendment, executed by a duly authorized officer of each of the Borrower and the Required Banks;

                  (ii) a Note, substantially in the form of Exhibit B hereto, executed by a duly authorized officer of the Borrower and payable to Natexis in a maximum principal amount equal to Natexis' increased Uncommitted Line Portion;

                  (iii) a Reaffirmation Agreement, reaffirming the Loan Documents specified therein;

                  (iv) a legal opinion of counsel to the Borrower and counsel to Guarantor each addressed to the Administrative Agent and the Banks, in form and substance acceptable to the Administrative Agent and the Banks;

                  (v) copies of the resolutions of the members of the Borrower authorizing the amendments and transactions contemplated hereby, certified as of the Effective Date by the Secretary of the Borrower, and certifying the names and true signatures of the officers of the Borrower authorized to execute, deliver and perform, as applicable, this Amendment and all other documents to be delivered by the Borrower hereunder; and

                  (vi) such other documents or certificates as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

                  (c) No Default. On the Effective Date, the Borrower shall be in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement and the other Loan Documents on its part to be observed and no Event of Default shall have occurred and be continuing.

                  5. Miscellaneous.

                  (a) Limited Effect. Except as expressly consented to hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any consent, amendment, waiver or modification of any provision thereof; provided, however, that upon the Effective Date, all references herein and therein to the "Loan Documents" shall be deemed to include, in any event, the Existing Credit Agreement, the First Amendment, dated as of December 23, 2002, the Second Amendment, dated as of February 7, 2003, the Third Amendment, dated as of February 28, 2003, the Fourth Amendment, dated as of March 31, 2003, the Fifth Amendment and Waiver, dated as of April 28, 2003, the sixth Amendment to Credit Agreement, Global Amendment to Loan Documents and Waiver, dated as of October 1, 2003, the Amendment to Guaranty, dated as of October 1, 2003, the Seventh Amendment and Joinder Agreement, dated as of December 19, 2003, the Eighth Amendment and Joinder Agreement to Credit Agreement and First Amendment to Subordination Agreement, dated as of February 18, 2004, this Amendment, the Notes, the Guaranty, the Security Agreement, the L/C-Related Documents, the Swap Contracts, the Three Party Agreement, the Atmos Support Agreement, and all other documents delivered to the Administrative Agent or any Bank in connection therewith. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended hereby.

                  (b) Severability. In case any of the provisions of this Amendment shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

                  (c) Execution in Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or telecopier shall be effective as delivery of an originally executed counterpart of this Amendment.

                  (d) Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to the conflict of law principles thereof; provided, however, that the Administrative Agent, the Banks and all Agent-Related Persons shall retain all rights under federal law.

                  (e) Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Borrower, Administrative Agent, the Banks, Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with this Amendment or any of the other Loan Documents.

                  (f) COMPLETE AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER WRITTEN AGREEMENTS ENTERED INTO AMONG THE PARTIES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF

PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                               [SIGNATURES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                          BORROWER

                                          ATMOS ENERGY MARKETING, LLC
                                          (formerly known as Woodward Marketing,
                                          L.L.C.), a Delaware limited liability
                                          company


                                          By:    /s/ C. Richard Alford
                                                 ---------------------
                                          Name:  C. Richard Alford
                                          Title: Sr. Vice President

                                          the Borrower's Address:
                                          11251 Northwest Freeway, Suite 400
                                          Houston, Texas  77092
                                          Attention:  Ronald W. Bahr
                                          Telephone: (713) 688-7771
                                          Facsimile: (713) 688-5124



                                          GUARANTOR

                                          ATMOS ENERGY HOLDINGS, INC.

                                          By:    /s/ Laurie M. Sherwood
                                                 ----------------------
                                          Name:  Laurie M. Sherwood
                                          Title: Vice President & Treasurer

                                          1800 Three Lincoln Centre
                                          5430 LBJ Freeway
                                          Dallas, TX 75240

                                          FORTIS CAPITAL CORP.,
                                          a Connecticut corporation, as
                                          Administrative Agent, Collateral
                                          Agent, Issuing Bank, and a Bank


                                          By: /s/ Irene Rummel
                                              ----------------
                                              Name:  Irene Rummel
                                              Title: Senior Vice President

                                          By: /s/ Chad Clark
                                              --------------
                                              Name:  Chad Clark
                                              Title: Vice President

                                              15455 N. Dallas Parkway
                                              Suite 1400
                                              Addison, TX  75001
                                              Telephone: (214) 953-9313
                                              Facsimile: (214) 969-9332

                                          BNP PARIBAS,
                                          a bank organized under the laws of
                                          France, as a Bank, Issuing Bank, and
                                          Documentation Agent

                                          By:    /s/ Edward K. Chin
                                                 ------------------
                                          Name:  Edward K. Chin
                                          Title: Managing Director

                                          By:    /s/ Zali Win
                                                 ------------
                                          Name:  Zali Win
                                          Title: Managing Director

                                          787 Seventh Avenue
                                          New York, New York  10019
                                          Attention: Ed Chin
                                          Telephone: (212) 841-2020
                                          Facsimile: (212) 841-2536

                                          SOCIETE GENERALE, as a Bank


                                          By:    /s/ Barbara Paulsen
                                                 ---------------------
                                          Name:  Barbara Paulsen
                                          Title: Director

                                          By:    /s/ Emmanuel Chesneau
                                                 ---------------------
                                          Name:  Emmanuel Chesneau
                                          Title: Director

                                          1221 Avenue of the Americas
                                          New York, New York  10020
                                          Attention: Barbara Paulsen
                                          Telephone: (212) 278-6496
                                          Facsimile: (212) 278-7417

                                        NATEXIS BANQUES POPULAIRES,
                                        NEW YORK BRANCH, as a Bank

                                        By:    /s/  David Pershad
                                               ------------------
                                        Name:  David Pershad
                                        Title: Vice President

                                        By:    /s/ Guillaume de Parscau
                                               ------------------------
                                        Name:  Guillaume de Parscau
                                        Title: First Vice President


                                        1251 Avenue of the Americas, 34th Floor
                                        New York, New York 10020
                                        Attention: David Pershad
                                        Telephone: (212) 872-5015
                                        Facsimile: (212) 354-9095

                                          RZB FINANCE LLC, as a Bank


                                          By:    /s/ Hermine Kirolos
                                                 -------------------
                                          Name:  Hermine Kirolos
                                          Title: Group Vice President

                                          By:    /s/ Frank J. Yautz
                                                 ------------------
                                          Name:  Frank J. Yautz
                                          Title: First Vice President


                                          1133 Avenue of the Americas
                                          New York, New York  10036
                                          Attention: Hermine Kirolos
                                          Telephone: (212) 845-4114
                                          Facsimile: (212) 944-6389

                                          UFJ BANK LIMITED, NEW YORK
                                          BRANCH, as a Bank

                                          By: /s/ L.J. Perenyi
                                              ----------------
                                          Name:L.J. Perenyi
                                          Title: Vice President

                                          55 East 52nd Street
                                          New York, NY 10055
                                          Attention: Seiji Tate
                                          Telephone: 212.339.6235
                                          Facsimile: 212.754.2360

                                          BROWN BROTHERS HARRIMAN &
                                          CO., as a Bank

                                          By:    /s/ Paul Feldman
                                                 ----------------
                                          Name:  Paul Feldman
                                          Title: SVP

                                          140 Broadway
                                          New York, NY 10005
                                          Attention: Paul Feldman
                                          Telephone: 212.493.7732
                                          Facsimile: 212.493.8998

                                                                       Exhibit A

                                  SCHEDULE 2.01

                              UNCOMMITTED LINE AND
                            UNCOMMITTED LINE PORTION

                           (EXCLUDING SWAP CONTRACTS)

                  I. UNCOMMITTED LINE:

                     A.  Maximum Line:                       $250,000,000.00

                     B.  Total Line Amount Subscribed:       $250,000,000.00

                     C.  Subscribed Percentage:                          100%


                  II. UNCOMMITTED LINE PORTIONS, SUBSCRIBED AMOUNTS:

     Line:               Bank                   Dollar Amount            Share
     -----               ----                   -------------            -----
Borrowing
Base Line     Fortis Capital Corp.            $ 75,000,000.00              30%

              BNP Paribas                     $ 75,000,000.00              30%

              Societe Generale                $ 35,000,000.00              14%

              UFJ Bank Limited,
              New York Branch                 $ 20,000,000.00               8%

              Natexis Banques Populaires,
              New York Branch                 $ 20,000,000.00               8%

              RZB Finance LLC                 $ 15,000,000.00               6%

              Brown Brothers Harriman & Co.   $ 10,000,000.00               4%


              TOTAL SUBSCRIBED
              BORROWING BASE LINE PORTIONS    $250,000,000.00              100%

                                                                       Exhibit B

                  FORM OF AMENDED AND RESTATED PROMISSORY NOTE
                                 (See Attached)

                      AMENDED AND RESTATED PROMISSORY NOTE

$20,000,000.00                                                    March 31, 2004

--------------------------------------------------------------------------------

         1. FOR VALUE RECEIVED, ATMOS ENERGY MARKETING, L.L.C., a Delaware limited liability company ("Borrower") promises to pay to the order of NATEXIS BANQUES POPULAIRES, NEW YORK BRANCH ("Lender"), at the office of Administrative Agent (as defined in the Credit Agreement (hereinafter defined)) located at Administrative Agent's Payment Office, or at such other place as Lender from time to time may designate, the principal sum of Twenty Million and no/100 Dollars ($20,000,000.00) (the "Maximum Loan Amount"), or so much of that sum as may be advanced under this promissory note ("Note"), plus interest as specified in this Note. This Note evidences a loan ("Loan") from Lender to Borrower.

         2. This Note is issued pursuant to that one certain Uncommitted Amended and Restated Credit Agreement, dated as of July 1, 2002, between the Borrower, Fortis Capital Corp., as a Bank, as an Issuing Bank, and as Collateral Agent and as Administrative Agent for the Banks, and Lender, as a Bank, and each other financial institution which may become a party thereto (as it may be amended from time to time, the "Credit Agreement"). Some or all of the Loan Documents (as defined in the Credit Agreement), including the Credit Agreement, contain provisions for the acceleration of the maturity of this Note.

         3. This Note shall bear interest as is provided for in the Credit Agreement.

         4. Principal and accrued interest hereunder shall be due and payable on demand made in writing, or if no written demand is made, then as is provided for in the Credit Agreement.

         5. The Borrower may prepay the principal under this Note only in accordance with the Credit Agreement

         6. If any Event of Default (as defined in the Credit Agreement) occurs, at the holder's option, exercisable in its sole discretion, all sums of principal and interest under this Note shall become immediately due and payable without notice of acceleration or intent to accelerate, notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, provided, however, that upon the occurrence of any event specified in subsection (e) or (f) of Section
9.01 of the Credit Agreement, the obligation of Lender to make Loans and any obligations of Lender to issue Letters of Credit (as defined in the Credit Agreement) shall automatically terminate and Cash Collateral in an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing by the beneficiary under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) together with the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of Lender.

         7. All amounts payable under this Note are payable in lawful money of the United States during normal business hours of the Administrative Agent at the Administrative Agent's Payment Office. Checks constitute payment only when collected.

         8. If any lawsuit, reference or arbitration is commenced which arises out of or relates to this Note, the Loan Documents or the Loan, the prevailing party shall be entitled to recover from each other party such sums as the court, referee or arbitrator may adjudge to be reasonable attorneys' fees in the action, reference or arbitration, in addition to costs and expenses otherwise allowed by law. In all other situations, including any matter arising out of or relating to any Insolvency Proceeding (as defined in the Credit Agreement), the Borrower agrees to pay all of Lender's reasonable costs and expenses, including attorneys' fees, which may be incurred in enforcing or protecting Lender's rights or interests. From the time(s) incurred until paid to Lender, all such sums shall bear interest at the Default Rate (as defined in the Credit Agreement).

         9. Whenever the Borrower is obligated to pay or reimburse Lender for any attorneys' fees, those fees shall include the reasonably allocated costs for services of in-house counsel.

         10. THIS NOTE IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES OF THAT STATE.

         11. The Borrower agrees that the holder of this Note may accept additional or substitute security for this Note, or release any security or any party liable for this Note, and without affecting the liability of any Borrower.

         12. If Lender delays in exercising or fails to exercise any of its rights under this Note, that delay or failure shall not constitute a waiver of any of Lender's rights, or of any breach, default or failure of condition of or under this Note. No waiver by Lender of any of its rights, or of any such breach, default or failure of condition shall be effective, unless the waiver is expressly stated in writing signed by Lender. All of Lender's remedies in connection with this Note or under applicable law shall be cumulative, and Lender's exercise of any one or more of those remedies shall not constitute an election of remedies.

         13. Regardless of any provision contained in this Note or in any of the other Loan Documents, Lender shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Loan, pursuant to this Note or any other Loan Document, or otherwise, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and, in the event that Lender ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Loan, and, if the principal balance of the Loan is paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, the Borrower and Lender shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment as an expense, fee, or premium, rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and
(c) spread the total amount of interest throughout the entire contemplated term of the Loan so that the interest rate is uniform throughout such term; provided, that if the Loan is paid and performed in full prior to the end of


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


the full contemplated term thereof, and if the interest received for the actual term thereof exceeds the maximum lawful rate, Lender shall refund to the Borrower the amount of such excess, or credit the amount of such excess against the aggregate unpaid principal balance of the Loan at the time in question.

         14. This Note inures to and binds the successors and assigns of the Borrower and Lender; provided, however, that the Borrower may not assign this Note or any Loan funds, or assign or delegate any of its rights or obligations, without the prior written consent of Lender in each instance.

         15. As used in this Note, the terms "Lender", "holder" and "holder of this Note" are interchangeable. As used in this Note, the word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to."

         16. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         17. This Note amends and restates an existing Note dated October 1, 2003 (the "Existing Note"), issued to the Lender pursuant to the Credit Agreement, and is given as a continuation, rearrangement and extension, and not a novation, release or satisfaction, of the Existing Note, and the issuance and delivery of this Note is in substitution for the Existing Note.

                                          BORROWER:

                                          ATMOS ENERGY MARKETING, LLC,
                                          a Delaware limited liability company


                                          By:    /s/ C. Richard Alford
                                                 ---------------------
                                          Name:  C. Richard Alford
                                                 ---------------------
                                          Title: Snr. Vice President
                                                 ---------------------

Address:
1800 Three Lincoln Centre
5430 LBJ Freeway
Dallas, Texas  75240


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